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                         AEGON/TRANSAMERICA SERIES TRUST

    Supplement dated September 23, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

  Asset Allocation - Growth Portfolio; Asset Allocation - Moderate Portfolio;
                  Asset Allocation - Moderate Growth Portfolio


The information showing the total return of the Dow Jones Wilshire 5000 Total Market Index ("Index") in the table showing the average annual total return compared to the index of each of the Asset Allocation - Growth Portfolio; Asset Allocation - Moderate Growth Portfolio and Asset Allocation - Moderate Portfolio (the "Funds") as of 12/31/04, on pages AAGRP-2, AAMODP-2, and AAMGP-2 of the Prospectus, respectively, is hereby replaced with the following information:

                     1 year - 12.62% ; Life of Fund: 7.78%.

As always, investors should note that past performance, including performance relative to a benchmark, of the Funds, is not a prediction of future results.

                                     * * *

             Investors Should Retain This Supplement For Future Use